Exhibit 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF FEBRUARY 12, 2001

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                  LOCATION       STATUS               OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever          GOM            Contracted           Walter

-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever          GOM            Contracted           Chevron

-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                GOM            Contracted           Dominion
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg         Indonesia      Contracted           Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg         Indonesia      Contracted           Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg         GOM            Undergoing Repairs            -
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg         GOM            Contracted           Seneca
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot    GOM            Contracted           Dominion

-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot    GOM            Contracted           Spinnaker

-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                Cote D'lvoire  Stacked Ready                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                  GOM            Cold Stacked                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000       GOM            Contracted           Unocal
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                North Sea      Shipyard Repairs              -

-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                  GOM            Committed                     -
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class           Australia      Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------


                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                  LOCATION       STATUS               OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco     North Sea      Contracted           Venture
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                North Sea      Contracted           Talisman





-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                  Singapore      Stacked Ready                 -
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                  Australia      Contracted           OMV

-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class           GOM            Cold Stacked                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class           GOM            Stacked Ready                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            2,000'    Victory Class           GOM            Cold Stacked                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000             GOM            Contracted           Walter

-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000             GOM            Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000             GOM            Contracted           Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000             Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class           GOM            Contracted           Mariner

-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy     Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced       GOM            Contracted           Shell
                                 Pacesetter
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class           GOM            Contracted           Kerr McGee

-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                Brazil         Contracted           Petrobras

-----------------------------------------------------------------------------------------------------------------

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                  LOCATION       STATUS               OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class           GOM            Contracted           Kerr McGee



-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class           GOM            Contracted           BP

-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey           GOM            Contracted           BP

-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey           GOM            Contracted           Amerada Hess


-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,500'    DP Ocean Ranger II      Brazil         Contracted           Petrobras
                                 Modified
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,500'    Victory Class           Singapore      Shipyard Upgrade              -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified  GOM            Contracted           BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi     Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


** TABLE CONTINUED **



RIG NAME                CURRENT TERM             START DATE             ESTIMATED END DATE
--------------------------------------------------------------------------------------------------
Ocean Crusader          one well                 mid February 2001      mid March 2001

--------------------------------------------------------------------------------------------------
Ocean Drake             two month extension      mid February 2001      mid April 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Champion          one well plus option     late January 2001      late March 2001
--------------------------------------------------------------------------------------------------
Ocean Columbia          six month extension      mid January 2000       late July 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Spartan           six month term           late November 2000     late May 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Spur              six month term           early October 2000     early April 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Sovereign         two-year term            mid September 2000     mid July 2001

--------------------------------------------------------------------------------------------------
Ocean Heritage          one-year term            late January 2001      late January 2002

--------------------------------------------------------------------------------------------------
Ocean King              90 day term plus option  late October 2000      late February 2001

--------------------------------------------------------------------------------------------------
Ocean Nugget                       -             late September 2000    early March 2001

--------------------------------------------------------------------------------------------------
Ocean Summit            one well                 mid February 2001      early May 2001

--------------------------------------------------------------------------------------------------
Ocean Warwick           six month term           early October 2000     early April 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Titan             one-well                 mid February 2001      mid March 2001

--------------------------------------------------------------------------------------------------
Ocean Tower             one well                 mid December 2000      mid February 2001

--------------------------------------------------------------------------------------------------
Ocean Liberator                    -                       -                        -
--------------------------------------------------------------------------------------------------
Ocean Century                      -                       -                        -
--------------------------------------------------------------------------------------------------
Ocean Ambassador        two wells plus option    mid February 2001      mid June 2001
--------------------------------------------------------------------------------------------------
Ocean Nomad                        -                       -                        -

--------------------------------------------------------------------------------------------------
Ocean New Era                      -                       -                        -
--------------------------------------------------------------------------------------------------
Ocean Bounty            90-day contract          early March 2001       late May 2001
--------------------------------------------------------------------------------------------------




RIG NAME                CURRENT TERM             START DATE             ESTIMATED END DATE
--------------------------------------------------------------------------------------------------
Ocean Guardian          one well                 mid August 2000        early March 2001

--------------------------------------------------------------------------------------------------
Ocean Princess          two wells                early November 2000    mid March 2001





--------------------------------------------------------------------------------------------------
Ocean Whittington       three-year term          mid March 1998         mid March 2001
--------------------------------------------------------------------------------------------------
Ocean Epoch                        -                       -                        -
--------------------------------------------------------------------------------------------------
Ocean General           one well                 late January 2001      mid February 2001

--------------------------------------------------------------------------------------------------
Ocean Prospector                   -                       -                        -
--------------------------------------------------------------------------------------------------
Ocean Endeavor                     -                       -                        -
--------------------------------------------------------------------------------------------------
Ocean Rover                        -                       -                        -
--------------------------------------------------------------------------------------------------
Ocean Concord           first of two wells       mid February 2001      early April 2001

--------------------------------------------------------------------------------------------------
Ocean Lexington         first of three wells     late January 2001      late June 2001
--------------------------------------------------------------------------------------------------
Ocean Saratoga          one well plus option     mid February 2001      late March 2001
--------------------------------------------------------------------------------------------------
Ocean Yorktown          five-year term           early June 1996        early June 2001
--------------------------------------------------------------------------------------------------
Ocean Voyager           one well                 early November 2000    mid February 2001

--------------------------------------------------------------------------------------------------
Ocean Yatzy             five-year term           early November 1998    early November 2003
--------------------------------------------------------------------------------------------------
Ocean Worker            four-year term           mid January 1998       mid January 2002
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Quest             three wells              mid December 2000      early May 2001

--------------------------------------------------------------------------------------------------
Ocean Winner            two-year term            early May 1999         early May 2001

--------------------------------------------------------------------------------------------------



RIG NAME                CURRENT TERM             START DATE             ESTIMATED END DATE
--------------------------------------------------------------------------------------------------
Ocean Star              two wells                early December 2000    late February 2001



--------------------------------------------------------------------------------------------------
Ocean Victory           three-year term          mid November 1997      early March 2001

--------------------------------------------------------------------------------------------------
Ocean America           one well                 late August 2000       mid March 2001

--------------------------------------------------------------------------------------------------
Ocean Valiant           810 day term             late September 1999    early April 2001


--------------------------------------------------------------------------------------------------
Ocean Alliance          three-year term          early September 2000   early September 2003

--------------------------------------------------------------------------------------------------
Ocean Baroness                     -                       -            February 2002
--------------------------------------------------------------------------------------------------
Ocean Confidence        five-year term           early January 2001     early January 2006
--------------------------------------------------------------------------------------------------
Ocean Clipper           three-year term          mid January 2000       mid January 2003
--------------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


** TABLE CONTINUED **


                         DAYRATE
RIG NAME                 (IN THOUSANDS)    FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------
Ocean Crusader           mid 30's          one well plus option with Walter in mid 30's
                                           ending mid April 2001
-----------------------------------------------------------------------------------------------
Ocean Drake              lower 40's        available

-----------------------------------------------------------------------------------------------
Ocean Champion           upper 30's        available
-----------------------------------------------------------------------------------------------
Ocean Columbia           lower 40's        available

-----------------------------------------------------------------------------------------------
Ocean Spartan            lower 40's        available

-----------------------------------------------------------------------------------------------
Ocean Spur               upper 30's        available

-----------------------------------------------------------------------------------------------
Ocean Sovereign          lower 30's        shipyard repairs beginning mid December 2000 and
                                           ending mid April 2001
-----------------------------------------------------------------------------------------------
Ocean Heritage           mid 30's          available

-----------------------------------------------------------------------------------------------
Ocean King               lower 50's        90-day extension plus option with BP in lower 50's
                                           ending late May 2001
-----------------------------------------------------------------------------------------------
Ocean Nugget                    -          available

-----------------------------------------------------------------------------------------------
Ocean Summit             lower 40's        spud can inspection ending late May 2001

-----------------------------------------------------------------------------------------------
Ocean Warwick            lower 50's        available

-----------------------------------------------------------------------------------------------
Ocean Titan              mid 30's          one well extension plus option with Dominion in
                                           mid 40's ending mid April 2001
-----------------------------------------------------------------------------------------------
Ocean Tower              mid 30's          one well plus option in upper 40's with Spinnaker
                                           ending late March 2001
-----------------------------------------------------------------------------------------------
Ocean Liberator                 -          available
-----------------------------------------------------------------------------------------------
Ocean Century                   -                                   -
-----------------------------------------------------------------------------------------------
Ocean Ambassador         lower 40's        available
-----------------------------------------------------------------------------------------------
Ocean Nomad                     -          shipyard repairs beginning mid January 2001 and
                                           ending mid April 2001
-----------------------------------------------------------------------------------------------
Ocean New Era                   -          available
-----------------------------------------------------------------------------------------------
Ocean Bounty             lower 80's        available until early March 2001
-----------------------------------------------------------------------------------------------



                         DAYRATE
RIG NAME                 (IN THOUSANDS)    FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------
Ocean Guardian           lower 40's        shipyard ending late March 2001

-----------------------------------------------------------------------------------------------
Ocean Princess           upper 30's        one well with Talisman in upper 30's ending late
                                           May 2001; followed by mid period survey ending mid
                                           June 2001; followed by one well with Talisman in
                                           lower 40's ending mid July 2001; followed by three
                                           month term plus options with Talisman in high 60's
                                           ending early October 2001.
-----------------------------------------------------------------------------------------------
Ocean Whittington        100's             available
-----------------------------------------------------------------------------------------------
Ocean Epoch                     -          available
-----------------------------------------------------------------------------------------------
Ocean General            lower 60's        200-day term contract with Woodside in lower 80's
                                           ending early September 2001
-----------------------------------------------------------------------------------------------
Ocean Prospector                -                                   -
-----------------------------------------------------------------------------------------------
Ocean Endeavor                  -          available
-----------------------------------------------------------------------------------------------
Ocean Rover                     -                                   -
-----------------------------------------------------------------------------------------------
Ocean Concord            upper 30's        one well plus option with Walter in lower 40's
                                           ending mid May 2001
-----------------------------------------------------------------------------------------------
Ocean Lexington          lower 40's        available
-----------------------------------------------------------------------------------------------
Ocean Saratoga           lower 40's        available
-----------------------------------------------------------------------------------------------
Ocean Yorktown           lower 60's        available
-----------------------------------------------------------------------------------------------
Ocean Voyager            lower 40's        contracted for one well extension with option with
                                           Mariner in lower 40's ending mid March 2001
-----------------------------------------------------------------------------------------------
Ocean Yatzy              120's             available
-----------------------------------------------------------------------------------------------
Ocean Worker             120's             available

-----------------------------------------------------------------------------------------------
Ocean Quest              lower 70's        contracted for one well plus option with Kerr McGee
                                           in lower 80's ending mid June 2001
-----------------------------------------------------------------------------------------------
Ocean Winner             lower 80's        contracted for 18 month extension with Petrobras in
                                           lower 80's ending late October 2002
-----------------------------------------------------------------------------------------------


                         DAYRATE
RIG NAME                 (IN THOUSANDS)    FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------
Ocean Star               mid 80's          contracted for two well extension with Kerr McGee in
                                           mid 90's ending late April 2001; followed by six
                                           month extension plus option with Kerr McGee in 100's
                                           ending late October 2001
-----------------------------------------------------------------------------------------------
Ocean Victory            120's             contracted for 180 day extension plus option with BP
                                           in 110's ending late August 2001
-----------------------------------------------------------------------------------------------
Ocean America            lower 80's        one well extension plus option with BP in 110's
                                           ending mid June 2001
-----------------------------------------------------------------------------------------------
Ocean Valiant            110's             contracted for Conger Prospect in 110's ending
                                           early April 2001; followed by 120's ending late
                                           December 2001
-----------------------------------------------------------------------------------------------
Ocean Alliance           110's             available

-----------------------------------------------------------------------------------------------
Ocean Baroness                  -          available
-----------------------------------------------------------------------------------------------
Ocean Confidence         170's             available
-----------------------------------------------------------------------------------------------
Ocean Clipper            lower 90's        available
-----------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico